Federated Hermes capital income fund
A Portfolio of Federated Hermes Income Securities Trust
CLASS A SHARES (TICKER CAPAX)
CLASS C SHARES (TICKER CAPCX)
CLASS F SHARES (TICKER CAPFX)
CLASS R SHARES (TICKER CAPRX)
INSTITUTIONAL SHARES (TICKER CAPSX)

SUPPLEMENT TO SUMMARY PROSPECTUS DATED JANUARY 31, 2025 (REVISED FEBRUARY 24, 2025)
Effective July 23, 2025, Damian M. McIntyre, CFA, FRM and CAIA, Portfolio Manager, has been added to the Fund’s portfolio management team.
Under the section entitled “Fund Summary Information,” in the sub-section entitled “Fund Management,” please add the following:
“Damian M. McIntyre, CFA, FRM and CAIA, Portfolio Manager, has been the Fund’s portfolio manager since July of 2025.”
July 23, 2025

Federated Hermes Capital Income Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q457056 (7/25)
© 2025 Federated Hermes, Inc.